Insight Enterprises, Inc. First Quarter 2020 Earnings Conference Call and Webcast Exhibit 99.2

Agenda Opening Comments CEO Commentary Liquidity and Debt Covenants First Quarter 2020 Financial Results CFO Commentary Financial results by region Taxes and cash flow Closing Comments

Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to Covid-19, our future responses to and the impact of Coronavirus strain (“Covid-19”) on our Company, our expectations about future benefits relating to the PCM integration, including future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. Constant currency In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Our Response to COVID-19 Connected Workforce Digital Innovation Supply Chain Optimization Cloud + Data Center Transformation

Solutions Focused for 2020 We are well positioned to help clients evolve to meet today’s challenges Today’s challenges Efficient Supply Chain Business Continuity Security Solutions Supply Chain Optimization Connected Workforce Cloud and Data Center Transformation Digital Innovation Outcomes Cost optimization Improved productivity Business agility, enhanced security Customer loyalty, retention and growth

Q1 2020 Year over Year Results GAAP Earnings from operations $53M GAAP Diluted EPS $0.95 * Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Net Sales Gross Profit Gross Margin +27% YoY +31% YoY +50 bps YoY SG&A % of Net Sales Adj EFO* Adj Diluted EPS* +120 bps YoY +9% YoY +11% YoY $2.14B 2019 2020 $0.33B 2019 2020 $67M 2019 2020 12.5% 2019 2020 15.2% 2019 2020 $1.30 2019 2020

Q1 2020 Highlights Financial Performance in line with expectations Integration of PCM 90% of PCM clients migrated onto IT systems Expect to exit 2020 ~$50-$55 million in annualized run-rate savings towards our 2-year commitment of $70 million Uncertain economic environment Bookings trends in April down from March Recovery as businesses emerge uncertain Steps to preserve profitability, reduce discretionary spend Suspending previously issued guidance due to uncertainty

CFO Commentary Liquidity and Debt Covenants Financial results by region Taxes and cash flow

Liquidity and Debt Covenants Tax Expense plus Interest Expense less non-cash imputed interest under the Inventory Financing Facility and the Company’s Convertible Notes as discussed in Management’s Discussion and Analysis – Interest Expense, Net

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Q1 2020 North America | Financial Results GAAP Earnings from operations $42M Net Sales Gross Profit Gross Margin +35% YoY +41% YoY +60 bps YoY SG&A % of Net Sales Adj EFO* Sales Mix +160 bps YoY +12% YoY 68% 18% 14% Hardware Software Services $1.67B 2019 2020 $257M 2019 2020 15.3% 2019 2020 $55M 2019 2020 12.6% 2019 2020

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Q1 2020 EMEA | Financial Results in constant $** in constant $** GAAP Earnings from Operations $8M in constant $** Net Sales Gross Profit Gross Margin +10% YoY +6% YoY -60 bps YoY SG&A % of Net Sales Adj EFO* Sales Mix -10 bps YoY -6% YoY 42% 48% 10% Hardware Software Services $0.42B 2019 2020 $59M 2019 2020 14.0% 2019 2020 $9M 2019 2020 12.0% 2019 2020

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Q1 2020 APAC | Financial Results in constant $** in constant $** GAAP Earnings from Operations $2M in constant $** Net Sales Gross Profit Gross Margin +3% YoY +16% YoY +220 bps YoY SG&A % of Net Sales Adj EFO* Sales Mix +140 bps YoY +20% YoY $51M 2019 2020 $10M 2019 2020 19.0% 2019 2020 $2M 2019 2020 14.6% 2019 2020 15% 61% 24% Hardware Software Services

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Q1 2020 | Cash Flows and Cash Cycle Net cash from operations Adj Free Cash Flow* Days sales outstanding Days inventory outstanding Days purchases outstanding +12 days YoY +0 days YoY +4 days YoY $93M 2019 2020 $85M 2019 2020 104 2019 2020 11 2019 2020 77 2019 2020

Closing Commentary Product-focused Suppliers Outcome-based Clients Supply Chain Optimization Connected Workforce Cloud + Data Center Transformation Digital Innovation CapEx OpEx Manage Today Transform Tomorrow

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures US Dollar in $000s, except per share data 2020 2019 Adjusted Consolidated Earnings from Operations: GAAP consolidated EFO 52,863 $ 57,039 $ Severance and restructuring expenses 2,144 370 Acquisition and integration related expenses 1,466 - Amortization of intangible assets 10,108 3,651 Adjusted non-GAAP consolidated EFO 66,581 $ 61,060 $ Adjusted Consolidated Net Earnings: GAAP consolidated net earnings 33,961 $ 39,327 $ Severance and restructuring expenses 2,144 370 Acquisition and integration related expenses 1,466 - Amortization of intangible assets 10,108 3,651 Amortization of debt discount and issuance costs 2,831 - Income taxes on adjustments (4,160) (1,048) Adjusted non-GAAP consolidated net earnings 46,350 $ 42,300 $ Adjusted Diluted EPS: GAAP diluted EPS 0.95 $ 1.09 $ Severance and restructuring expenses 0.06 0.01 Acquisition and integration related expenses 0.04 - Amortization of intangible assets 0.28 0.10 Amortization of debt discount and issuance costs 0.08 - Income taxes on adjustments (0.11) (0.03) Adjusted non-GAAP diluted EPS 1.30 $ 1.17 $ Three Months Ended Mar 31,

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) US Dollar in $000s 2020 2019 Adjusted North America Earnings from Operations: GAAP EFO from North America segment 42,341 $ 45,326 $ Severance and restructuring expenses 2,122 331 Acquisition and integration related expenses 1,262 - Amortization of intangible assets 9,493 3,464 Adjusted non-GAAP EFO from North America segment 55,218 $ 49,121 $ Adjusted EMEA Earnings from Operations: GAAP EFO from EMEA segment 8,320 $ 9,923 $ Severance and restructuring expenses 6 (85) Acquisition and integration related expenses 204 - Amortization of intangible assets 506 69 Adjusted non-GAAP EFO from EMEA segment 9,036 $ 9,907 $ Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment 2,202 $ 1,790 $ Severance and restructuring expenses 16 124 Amortization of intangible assets 109 118 Adjusted non-GAAP EFO from APAC segment 2,327 $ 2,032 $ Three Months Ended Mar 31,

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued)   * The adjusted non-GAAP consolidated EFO amount used for the Adjusted non-GAAP ROIC calculation does not exclude amortization of intangible assets. This calculation remains consistent with the metric utilized in management’s compensation plan. ** Assumed tax rate of 26.0% and 27.5% for 2020 and 2019, respectively. *** Average of previous five quarters. **** Computed as GAAP consolidated EFO, net of tax of $61,469 and $66,023 for the twelve months ended March 31, 2020 and 2019, respectively, divided by invested capital. ***** Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.